Exhibit 10.1

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 31, 2012, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement in certain respects.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in alphabetical order:

“Ninth Amendment Effective Date” means May 31, 2012.

1.2 Amended Definition. The following definition set forth in Section 1.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

“Maximum Facility Amount” means, as of the Ninth Amendment Effective Date, $2,500,000,000.

SECTION 2. Reallocation and Increase of Commitments and Maximum Facility Amount. Notwithstanding anything to the contrary contained in Section 2.20 of the Credit Agreement, the Lenders party hereto have agreed to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”) pursuant to the terms of this Section 2. Each of the Administrative Agent and the

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT– PAGE 1

Borrower hereby consents to the increase in each Increasing Lender’s Commitment. On the date this Amendment becomes effective and after giving effect to the increased Commitments of the Increasing Lenders and the increase in the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment and the Maximum Facility Amount shall be $2,500,000,000. Each Lender party hereto hereby consents to the Commitments set forth on Schedule 2.01 of this Amendment and the increase in the Maximum Facility Amount to $2,500,000,000. The increase in each Increasing Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit I to the Credit Agreement as if such Increasing Lender had executed a Lender Certificate with respect to such increase. To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the increase in the Aggregate Commitment contemplated by this Section 2.

SECTION 3. Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment and the increase in the Aggregate Commitment and the Maximum Facility Amount contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery. Each Loan Party and the Required Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.

3.2 Fees. The Borrower and the Administrative Agent shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent shall have received the fees separately agreed upon in such fee letter.

3.3 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.4 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4. Post-Closing Covenant. Within seventy-five (75) days following the Ninth Amendment Effective Date (or such longer period as permitted by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent Mortgages reasonably satisfactory to the Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Section 6.16(c) of the Credit Agreement.

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SECTION 5. Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action and require no approval, consent or action by or in respect of, or filing with, any court or agency of government.

5.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Default. As of the date of this Amendment, no Default has occurred and is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

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6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Required Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.

[Signature pages follow]

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT– PAGE 4

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

CONCHO RESOURCES INC., a Delaware corporation

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Mark E. Olson
Mark E. Olson Authorized Officer

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Mark E. Olson
Mark E. Olson Authorized Officer

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT	SIGNATURE PAGE

BANK OF AMERICA, N.A.,
as Syndication Agent and a Lender

By:	/s/ Christoher Renyi
Name:	Christopher Reyni
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH),
as a Co-Documentation Agent and a Lender

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

ING CAPITAL LLC,
as a Co-Documentation Agent and a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

UNION BANK, N.A.,
as a Lender

By:	/s/ Bradley Kraus
Name:	Bradley Kraus
Title:	IBO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Craig A. Hanselman
Name:	Craig A. Hanselman
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce E. Hernandez
Name:	Bruce E. Hernandez
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as a Co-Documentation Agent and a Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

BOKF, NA dba BANK OF TEXAS,
as a Lender

By:	/s/ Matt Chase
Name:	Matt Chase
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

CITIBANK, N.A. (formerly Citibank Texas, N.A.),
as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Courtney E. Meehan
Name:	Courtney E. Meehan
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

THE FROST NATIONAL BANK,
as a Lender

By:	/s/ Alex Zenkoski
Name:	Alex Zenkoski
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

BANK OF MONTREAL,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

CIBC, INC.,
as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

REGIONS BANK,
as a Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

AMEGY BANK, N.A.,
as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Officer

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

By:	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

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SIGNATURE PAGE

CONSENT AND REAFFIRMATION

The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Ninth Amendment to Amended and Restated Credit Agreement (the “Ninth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guaranty and such Liens are and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Ninth Amendment.

GUARANTORS:

COG OPERATING LLC,
a Delaware limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG REALTY LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CONSENT AND REAFFIRMATION

QUAIL RANCH LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG HOLDINGS LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CONCHO OIL & GAS LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DELAWARE RIVER SWD LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG PRODUCTION LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CONSENT AND REAFFIRMATION

COG ACREAGE LP,
a Texas limited partnership

By:	COG Production LLC, its general partner

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CONSENT AND REAFFIRMATION

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment[1]	Applicable Percentage
JPMorgan Chase Bank, N.A.	$237,000,000	9.4800000%
Bank of America, N.A.	$237,000,000	9.4800000%
Wells Fargo Bank, N.A.	$236,500,000	9.4600000%
Credit Agricole Corporate and Investment Bank, f/k/a Calyon (New York Branch)	$148,000,000	5.9200000%
ING Capital LLC	$148,000,000	5.9200000%
Compass Bank	$87,500,000	3.5000000%
Scotiabanc Inc.	$87,500,000	3.5000000%
Sumitomo Mitsui Banking Corporation	$87,500,000	3.5000000%
Union Bank, N.A.	$87,500,000	3.5000000%
U.S. Bank National Association	$87,500,000	3.5000000%
Bank of Scotland plc	$75,000,000	3.0000000%
Natixis	$75,000,000	3.0000000%
Deutsche Bank Trust Company Americas	$69,000,000	2.7600000%
Key Bank National Association	$69,000,000	2.7600000%
Suntrust Bank	$69,000,000	2.7600000%
Barclays Bank PLC	$65,000,000	2.6000000%
Bank of Montreal	$65,000,000	2.6000000%
The Royal Bank of Scotland plc	$65,000,000	2.6000000%
UBS Loan Finance LLC	$65,000,000	2.6000000%
Capital One, N.A.	$60,000,000	2.4000000%
CIBC Inc.	$60,000,000	2.4000000%
Comerica Bank	$60,000,000	2.4000000%
Citibank, N.A.	$40,000,000	1.6000000%
The Frost National Bank	$40,000,000	1.6000000%
BOKF, NA dba Bank of Texas	$35,000,000	1.4000000%
Regions Bank	$35,000,000	1.4000000%
Royal Bank of Canada	$35,000,000	1.4000000%
Goldman Sachs Bank USA	$25,000,000	1.0000000%
Societe Generale	$25,000,000	1.0000000%
Amegy Bank, N.A.	$12,000,000	0.4800000%
Credit Suisse AG	$12,000,000	0.4800000%
Total	$2,500,000,000	100.0000000%

[1]	As of the Ninth Amendment Effective Date, and subject to adjustment as a result of changes in the Borrowing Base and the Maximum Facility Amount.

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SCHEDULE 2.01